SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 19, 2002




                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)




          Delaware                        33-48887              75-2352412
(State or other jurisdiction      (Commission file number)      75-2513808
     of incorporation)                                       (I.R.S. employer
                                                            identification no.)






                         Two Galleria Tower, Suite 2200
                                 13455 Noel Road
                               Dallas, Texas 75240
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 392-7777


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DA1:\290521\02\686102!.DOC\53173.0010
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ITEM 5.  Other Events.

         On February 19, 2002, Hollywood Casino Corporation (the "Registrant") issued a press release announcing the filing of two lawsuits in connection with the activities of two of its directors and former officers. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.
                           --------

         Exhibit Number                              Description
         --------------                              -----------

                  99.1     -     Press Release, dated as of February 19, 2002.*



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         *     Filed herewith.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HOLLYWOOD CASINO CORPORATION



Dated:  February 19, 2002    By:           /s/ Paul C. Yates
                                 ----------------------------------------------
                                               Paul C. Yates
                                               Executive Vice President and
                                               Chief Financial Officer



                             HWCC-TUNICA, INC.

Dated:  February 19, 2002    By:           /s/ Paul C. Yates
                                 ----------------------------------------------
                                               Paul C. Yates
                                               Executive Vice President and
                                               Chief Financial Officer

                                INDEX TO EXHIBITS

         Exhibit Number                              Description
         --------------                              -----------

                  99.1     -    Press Release, dated as of February 19, 2002.*


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         *     Filed herewith.